UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Health Sciences Portfolio	December 31, 2010

Highlights

• Health care stocks generated good gains during our annual reporting period, thanks to the market’s surge in the second half of the year.

• The Health Sciences Portfolio outperformed the broad S&P 500 Index and the Lipper Health/Biotechnology Funds Index for the year.

• We believe that generating outperformance in the health care sector will continue to depend on stock selection rather than an emphasis on a particular subset of the health care sector.

• We remain focused on investing in companies with new and important medicines for unmet medical needs.

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Health Sciences Portfolio

Dear Investor

Against a backdrop of healthy earnings, fortified balance sheets, and low borrowing costs for corporations, health care stocks rose strongly in 2010, capping a second consecutive year of gains. Equities produced robust returns through late April, extending the rally that started in March 2009, but fell sharply through early July due in part to a European debt crisis and a sluggish U.S. economic recovery. The market rebounded in late August as the economy showed signs of improvement. The rally was supported by late-year bipartisan legislation to extend the Bush-era tax cuts that were set to expire at the end of 2010, and the major indexes rose in December to their highest levels of the year.

Performance Comparison

The Health Sciences Portfolio outperformed the S&P 500 Index and the Lipper Variable Annuity Underlying Health/Biotechnology Funds Average for the year ended December 31, 2010. In the last six months of the reporting period, the portfolio outperformed the Lipper benchmark but lagged the S&P 500 as more economically sensitive stocks generally led the market advance. Our one-year comparison with the Lipper peer group benefited from strong stock selection in the biotechnology and services industries, but we gave up some ground in the pharmaceuticals and products and devices segments. We appreciate your continued confidence in our efforts to manage your investment in these turbulent times. (Results for the II Class were slightly lower, reflecting its differing fee structure.)

The Health Sciences Portfolio has delivered consistently strong longer-term performance compared with the Lipper universe of variable annuity underlying health/biotechnology funds. Lipper ranked the portfolio in the top 8% of its variable annuity underlying health/biotechnology funds universe for the five-year period and in the top quartile for the 1- and 10-year periods ended December 31, 2010. (Based on cumulative total return, Lipper ranked the Health Sciences Portfolio 7 of 29, 2 of 25, and 2 of 8 in the variable annuity underlying health/biotechnology funds universe for the 1-, 5-, and 10-year periods ended December 31, 2010, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

Market Environment

Volatility ruled the markets with stocks peaking in the spring and then suffering through a steep sell-off as legislation affecting the financials and health care sectors soured investor sentiment. Anxiety over the European sovereign debt crisis, Chinese monetary tightening to rein in mounting inflation, and the Macondo oil spill in the Gulf of Mexico heightened the tension. As these concerns receded, stock prices found a bottom in late summer, and investors rediscovered their appetites for equities. Federal Reserve Chairman Ben Bernanke laid the foundation for a rebound with his suggestion that the Fed was prepared to engage in a new round of quantitative easing, triggering a rally in September. Corporate earnings came in stronger than expected, and the Republican gains in the November midterm elections forced President Obama to compromise on extending the Bush-era tax cuts for another two years. Investors redirected investments from fixed income into stocks, generating an impressive stock market rally that lasted through year-end.

For the year, growth stocks outpaced value shares across all market capitalizations. In the S&P 500 Index, all sectors produced positive returns in 2010. Consumer discretionary and industrials and business services shares performed best. Investors perceived that companies in these sectors could benefit significantly from a stronger economic recovery. Materials and energy stocks also outperformed, benefiting from rising commodity prices. Health care and utilities—two sectors that tend to have lower sensitivity to the health of the economy—were mostly flat, as equity investors favored riskier investments.

The Lipper Variable Annuity Underlying Health/Biotechnology Funds Average underperformed the S&P 500 Index for the year. In the first half of the period, economic data prompted investors to reassess the durability of the economic rebound, and the remarkable market rally that started in March 2009 came to an end as risk became a central focus for investors. Within the Lipper average, every segment in the sector declined. However, the second half of the year was quite different as every segment in the benchmark posted a double-digit gain, resulting in a 16.41% return for the index in the final half of the year. The best-performing segments over the closing six months were life sciences and biotechnology. Services stocks, which represent more than one-quarter of the benchmark, posted more modest gains. As we have written in previous shareholder reports, each portfolio holding is selected based on its individual merit, commonly referred to as bottom-up stock selection. While we keep an eye on our overall sector allocations, we believe stock selection will have far more bearing on our performance than allocation decisions.

Strategy Review

The portfolio’s large allocation to the biotechnology and pharmaceuticals segments stems from our belief that the pharmaceutical industry’s business model—the discovery, development, manufacture, and commercialization of medicines—is the primary driver of long-term value in the health care sector. Typically, large pharmaceutical companies have a broad base of revenues and income, and one drug—even if it is extremely successful—may not be enough to affect the bottom line significantly. Biotechnology companies, however, tend to be smaller, and the successful introduction of one important new medicine can materially affect a company’s revenues and earnings. We are especially focused on those companies with new and important medicines or treatments for unmet medical needs. Although this strategy encompasses more risk because a firm that is highly dependent on the success of a single drug can decline significantly on bad news, we manage this risk in part by owning a diversified basket of stocks and controlling our position sizes.

Portfolio Review

Health care stocks were somewhat out of favor during the year as investors gravitated toward companies that would benefit from an improving economy. Additionally, uncertainty relating to health care reform continued to weigh on the sector. The portfolio’s best contributors for the year were Alexion Pharmaceuticals, Illumina, and Incyte. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Alexion Pharmaceuticals, the portfolio’s largest holding, was its best contributor in 2010 (it was also a top performer in 2009). This mid-cap biotech company develops drugs for patients with life-threatening diseases and other serious medical conditions. The company has only one commercial product (Soliris), and there are relatively few patients for the drug. Soliris was launched in 2007 for the treatment of PNH, a rare blood-borne genetic disease. The company continued to generate strong sales in its latest quarter. We think that the company can generate $1 billion of annual sales in the next three or four years.

We like the prospects for Alexion because Soliris has a long patent life, and the drug requires modest commercial expenses to sell. Additionally, we believe that there is a good probability that Soliris will be approved for new applications, adding to revenue in 2012 and possibly doubling the product’s long-term commercial potential. Because of these characteristics, we think that Alexion can maintain its premium valuation.

Illumina, the portfolio’s second-best performer in 2010, develops, manufactures, and markets DNA sequencing systems that analyze genetic variation and biological function. Its customers include genomic research centers, pharmaceutical companies, academic institutions, clinical research organizations, and biotechnology companies. In addition, the firm’s individual genome sequencing service can provide information about ancestry, potential response to drugs, and predisposition to health conditions for individuals. Illumina reported better-than-expected third-quarter revenues that approximately doubled the year-ago results, and earnings continue to beat Wall Street’s consensus forecast.

We modestly added to our Illumina position this year, but the primary reason the stock has moved into our list of 10 largest holdings was its 106% share price advance in 2010. The company’s prospects look bright. Its consumables and instrument revenues both advanced at a double-digit clip, and service revenues and gross margins were outstanding. The company said it expected 2011 earnings to rise 30% on revenue gains approaching 20%.

Incyte was among the portfolio’s largest holdings, and its shares rose about 80% for the year. The small-capitalization biotech company is engaged in small-molecule drug discovery and development focused on oncology, hematology, and chronic inflammatory and autoimmune diseases. Its major product is INCB18424 (424). The drug, developed in collaboration with Novartis, is in a Phase III clinical trial for myelofibrosis (a disorder of the bone marrow that disrupts the body’s normal production of blood cells and can cause severe anemia, weakness, and fatigue and progress to leukemia). FDA approval and the product launch of 424 are expected later this year.

BioMarin Pharmaceutical, InterMune, Pharmasset, and Theravance are similarly well positioned in the small-cap biotech space, and each was a good contributor for the year. Owning small-cap companies encompasses more risk than investing in large-caps that have a larger product base because a firm that is highly dependent on the success of a single drug can decline significantly on bad news. We manage this risk in part by owning a diversified basket of stocks and by controlling our position sizes.

The portfolio’s second-largest position, Gilead Sciences, was our largest detractor. The company is dominant in its core therapeutics business and continues to generate decent sales and earnings growth, particularly with its suite of drugs for the treatment of HIV. Gilead and pharmaceutical giant Bristol-Myers Squibb partnered to produce and market Atripla, a once-a-day pill that combines two of Gilead’s HIV medicines and one of Bristol-Myers’. The drug continues to generate robust sales. We remain impressed and confident in Gilead’s management team and its history of good execution in all aspects of its business. However, the stock declined about 16% for the year. During the fourth quarter, the company filed a new drug application with the FDA for a fixed dose combination of Truvada and Rilpivirine, a Johnson & Johnson medicine, as an HIV treatment for adults. We think the combined drug will help to reduce the impact of future generic competition for Gilead’s HIV franchise. Though recent stock returns have been disappointing, we believe Gilead now trades at a discount valuation, and its growth prospects over the next few years are among the best in the biotech sector.

Medco Health Solutions is the largest pharmacy benefits manager (PBM) in the U.S. with approximately a 20% market share (approximately 60 million Americans are in Medco’s network). The company provides mail-order medications, retail pharmacy benefits management, and claims adjudication. Medco operates in a relatively concentrated market—the three largest PBMs control more than half of the market—and the company generates high (and increasing) returns on invested capital and strong free cash flow. However, we significantly reduced the position because we were concerned over deteriorating fundamentals and preferred to focus on its competitor Express Scripts and small-cap PBM SXC Health Solutions.

Human Genome Sciences, one of our best contributors in 2009, was a major detractor in 2010. The stock fell from above $30 at the end of 2009 to about $24 at the end of our reporting period. The company’s success is tied to the successful launch of its lupus drug Benlysta, which is currently under FDA regulatory review in the U.S. and Europe. The FDA is expected to decide on the approval of Benlysta for use in the U.S. by March 10, 2011, and European approval is expected later in the year. We favor companies that are developing novel drugs for unmet serious medical needs, and it seems that Benlysta is among the few in that category—no new lupus drugs have been approved in more than 50 years.

While most of the portfolio’s investments are in U.S. common stocks, the portfolio will selectively invest in non-U.S. companies. Over the past 12 months, the portfolio’s holdings in overseas investments generated absolute gains but detracted from our comparison with the Lipper benchmark. Additionally, the portfolio writes call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered options can help reduce, but not eliminate, portfolio volatility. For the year, the options strategy contributed positively to the portfolio’s results.

Outlook

The health care sector sold off in the first half of the year, when concerns about the impact of health care reform dominated the political scene. Although health care reform is creating a great deal of uncertainty, the sector rallied along with the broad market and as the probable outcome of reform becomes clearer. However, this remains one of the most politically uncertain times we have seen for health care in the past 15 years.

The long-term outlook for the health care sector appears promising, although the shorter-term prospects remain cloudy as a result of government health care legislation. We believe the uncertainty regarding reform has been diminished with its passage—but not completely eliminated because there is ambiguity about how it will be implemented. We think that investors will begin to see the health care sector in a more favorable light if the economy slows because it is one of the more stable sectors. Traditionally, health care has been in favor when there is increased concern about economic activity. When investors are concerned about slower growth and economic turmoil, either domestic or international, the steady returns that the health care sector provides become increasingly attractive.

From a multiyear perspective, health care looks extremely attractive on a valuation basis. We think the elements are in place for health care to be a good performer. It is likely that we will see pockets of exciting performance within the two areas that the portfolio continues to emphasize—highly innovative and important new medical products and health care services that provide quality outcomes in a cost-effective manner. The other positive long-term dynamics, which we have addressed previously, include: demographics, the rising number of baby boomers reaching retirement age; the pace of scientific advances and prospects for safer and better medicines; and finally, society’s willingness to spend on health care in order to achieve a higher quality of life.

We have an aging population that demands the best in health care, and an explosion in scientific understanding should lead to better medicines. Much of the spending on health care is tied to Medicare, which should provide a stable source of funding. Additionally, the need for health care and medicines is not viewed as discretionary. As with consumer staples, people will spend to maintain their health no matter what the stock market does. As long as society continues to demand new therapies to soften the impact of disease and government price controls are not imposed, health care should remain an area of significant long-term growth.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
Chairman of the portfolio’s Investment Advisory Committee

January 18, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risk of Growth Investing

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Risk of Health Sciences Investing

Portfolios that invest only in specific industries will experience greater volatility than portfolios investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

Glossary

Lipper average: The average return of all portfolios in a particular category as tracked by Lipper Inc.

Lipper index: A fund benchmark that consists of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Health Sciences Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Health Sciences Portfolio

Health Sciences Class

For a share outstanding throughout each period

	Year Ended 12/31/10†	12/31/09†	12/31/08†	12/31/07†	12/31/06†
NET ASSET VALUE					
Beginning of period	$ 12.86	$ 9.77	$ 13.94	$ 12.74	$ 11.72
Investment activities					
Net investment loss	(0.03)	(0.03)	(0.04)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	2.04	3.12	(4.01)	2.34	1.08
Total from investment activities	2.01	3.09	(4.05)	2.30	1.02
Distributions					
Net realized gain	–	–	(0.12)	(1.10)	–
NET ASSET VALUE					
End of period	**$ 14.87**	**$ 12.86**	**$ 9.77**	**$ 13.94**	**$ 12.74**

Ratios/Supplemental Data

Total return(1)	**15.63%**	**31.63%**	**(29.02)%**	**18.07%**	**8.70%**
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment loss to average net assets	(0.20)%	(0.31)%	(0.33)%	(0.31)%	(0.50)%
Portfolio turnover rate	37.8%	41.8%	53.5%	61.7%	48.1%
Net assets, end of period (in thousands)	$ 13,832	$ 10,949	$ 8,512	$ 12,966	$ 11,057

† Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Health Sciences Portfolio

Health Sciences-II Class

	For a share outstanding throughout each period				
	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 12.61	$ 9.60	$ 13.73	$ 12.60	$ 11.62
Investment activities					
Net investment loss	(0.06)	(0.06)	(0.07)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	1.99	3.07	(3.94)	2.31	1.07
Total from investment activities	1.93	3.01	(4.01)	2.23	0.98
Distributions					
Net realized gain	–	–	(0.12)	(1.10)	–
NET ASSET VALUE					
End of period	**$ 14.54**	**$ 12.61**	**$ 9.60**	**$ 13.73**	**$ 12.60**
Ratios/Supplemental Data					
Total return(1)	**15.31%**	**31.35%**	**(29.17)%**	**17.71%**	**8.43%**
Ratio of total expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment loss to average net assets	(0.43)%	(0.57)%	(0.58)%	(0.57)%	(0.76)%
Portfolio turnover rate	37.8%	41.8%	53.5%	61.7%	48.1%
Net assets, end of period (in thousands)	$ 22,535	$ 10,631	$ 8,752	$ 8,256	$ 5,754

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Health Sciences Portfolio
December 31, 2010

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.27%	¤	¤	$ 2	$ 342	$ 78
Totals			$ 2	$ 342	$ 78

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 342
Dividend income	2
Interest income	–
Investment income	$ 2
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Health Sciences Portfolio
December 31, 2010
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $28,925)	$	36,898
Receivable for shares sold		57
Dividends and interest receivable		23
Receivable for investment securities sold		23
Other assets		5
Total assets		37,006
Liabilities		
Written options (premiums $762)		421
Payable for shares redeemed		114
Payable for investment securities purchased		66
Due to affiliates		38
Total liabilities		639
NET ASSETS	**$**	**36,367**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(1,326)
Net unrealized gain		8,315
Paid-in capital applicable to 2,480,303 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		29,378
NET ASSETS	**$**	**36,367**
NET ASSET VALUE PER SHARE		
Health Sciences Class ($13,832,206 / 930,205 shares outstanding)	**$**	**14.87**
Health Sciences - II Class ($22,534,728 / 1,550,098 shares outstanding)	**$**	**14.54**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
($000s)

Year Ended 12/31/10
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $10)	$	204
Securities lending		2
Total income		206
Expenses		
Investment management and administrative expense		257
Rule 12b-1 fees - Health Sciences-II Class		37
Total expenses		294
Net investment loss		(88)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		455
Written options		296
Foreign currency transactions		(4)
Net realized gain		747
Change in net unrealized gain (loss)		
Securities		3,543
Written options		167
Change in net unrealized gain		3,710
Net realized and unrealized gain		4,457
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**4,369**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
December 31, 2010

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Health Sciences Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term capital appreciation. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Health Sciences Portfolio original share class (Health Sciences Class), offered since December 29, 2000, and the Health Sciences Portfolio–II (Health Sciences–II Class), offered since April 30, 2002. Health Sciences–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Health Sciences–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the closing settlement price.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled ($1,000) for the year ended December 31, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2010, the fund held equity derivatives with a fair value of $421,000, included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to options, based on underlying notional amounts, was generally between 0% and 1% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2010, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $21,052,000 and $10,211,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

There were no distributions in the years ended December 31, 2010 and December 31, 2009. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or losses from certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $783,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, all expire in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.95% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price Health Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2011

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your portfolio is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the portfolio, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the portfolio’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the portfolio directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Year Elected*	During the Past Five Years

William R. Brody, M.D., Ph.D. (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
2009	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, NLV Financial Corporation (2004 to 2005)
2005

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to
2001	present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares
(2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1994

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder
2001	and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
2009	Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Price Portfolios Overseen]	During the Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [128]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Director and Chief Executive Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
1994 [16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Equity Series	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust
Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe Price International; Vice
Vice President	President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President	Investment Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
President	Chairman of the Board, Chief Investment Officer, Director, and Vice
President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Investment Services, Inc.; Vice President and Assistant Treasurer, T. Rowe
Price Services, Inc.

Ken D. Uematsu, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Executive Vice President

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 11, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 11, 2011